FORM 10-K                                                      Page 276

                                 SIGNATURES

       Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             CONE MILLS CORPORATION

Date:  March 23, 1994                        By: /s/ J. Patrick Danahy
                                                   President and Chief
                                                   Executive Officer


       Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


     Signature                      Title                     Date


/s/Dewey L. Trogdon           Chairman of the             March 23, 1994
(Dewey L. Trogdon)            Board


/s/J. Patrick Danahy          Director, President         March 23, 1994
(J. Patrick Danahy)           and Chief Executive
                              Officer (Principal
                              Executive Officer)


/s/John L. Bakane             Director,                   March 23, 1994
(John L. Bakane)              Vice President and
                              Chief Financial
                              Officer (Principal
                              Financial Officer)


/s/Doris R. Bray              Director                    March 23, 1994
(Doris R. Bray)


/s/Leslie W. Gaulden          Director                    March 23, 1994
(Leslie W. Gaulden)
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FORM 10-K                                                      Page 277

     Signature                      Title                      Date


/s/Jeanette C. Kimmel         Director                    March 23, 1994
(Jeanette C. Kimmel)



/s/Charles M. Reid            Director                    March 23, 1994
(Charles M. Reid)



/s/John W. Rosenblum          Director                    March 23, 1994
(John W. Rosenblum)



/s/Richard S. Vetack          Director                    March 23, 1994
(Richard S. Vetack)



/s/Bud W. Willis III          Director                    March 23, 1994
(Bud W. Willis III)



/s/J. D. Holder               Controller                  March 23, 1994
(J. D. Holder)                (Principal Accounting
                               Officer)
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